EXHIBIT 10.8
MASTER SECURITY AGREEMENT
Dated as of February ___, 2002 (“Agreement”)
     THIS AGREEMENT is between General Electric Capital Corporation (together with its successors and assigns, if any, “Secured Party”) and Engeneos, Inc. (“Debtor”). Secured Party has an office at 401 Merritt 7 Suite 23, Norwalk, CT 06856. Debtor is a corporation organized and existing under the laws of the State of Delaware. Debtor’s mailing address and chief place of business is 40 Bear Mill Road, Waltham, MA 02451.
1. CREATION OF SECURITY INTEREST.
     Debtor grants to Secured Party, to successors and assigns, a security interest in and against all property listed on any collateral schedules now or in the future annexed to or made a part of this Agreement (“Collateral Schedule”), and in and therefor, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the “Collateral”). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party now existing or arising in the future, including but not limited to the payment and performance of certain Promissory Note from time to time identified on any Collateral Schedule (collectively “Notes” and each a “Note”), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the “Indebtedness”). Unless otherwise provided by applicable law, notwithstanding anything to the contrary contained in this Agreement, to the extent that Secured Party asserts a purchase money security interest in any items of Collateral (“PMSI Collateral”); (i) the PMSI Collateral shall secure only that portion of the Indebtedness which has been advanced by Secured Party to enable Debtor to purchase, or acquire rights in or the use of such PMSI Collateral (the “PMSI Indebtedness”) and (ii) no other Collateral shall secure the PMSI Indebtedness.
2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.
     Debtor represents, warrants and covenants as of the date of this Agreement and use of the date of each Collateral Schedule that:
     (a) Debtor’s exact legal name is as set forth in the preamble of this Agreement and Debtor is and will remain duly organized existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble and is, and will remain, duly qualified and licensed in every jurisdiction whenever necessary to carry on its business and operation;
     (b) Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the “Debt Document”);
     (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except in the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

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     (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained;
     (e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor’s property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;
     (f) There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;
     (g) All financial statements delivered to Secured Party in connection with the indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtors financial conditions;
     (h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;
     (i) The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in its care and use;
     (j) Debtor is, and will remain, the sole and lawful owner, and in possession of the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement; and
     (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen’s, mechanic’s, repairmen’s and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such liens are called “Permitted Liens”).
3. COLLATERAL.
     (a) Until the declaration of any default, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral in which Secured Party’s security interest may be perfected only by possession. Secured Party may inspect any of the collateral during normal business hours after giving Debtor reasonable prior notice. If Secured Party asks, Debtor will promptly notify Secured party in writing of the location of any Collateral.
     (b) Debtor shall (i) use the Collateral only to its trade or business, (ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).
     (c) Secured Party does not authorize and Debtor agrees it shall not (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the

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continental United States, or (iii) sell, rent, lease, mortgage, license, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.
     (d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may

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pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, all costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute indebtedness.
     (e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor’s books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior notice.
     (f) Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.
4. INSURANCE.
     (a) Debtor shall at all times bear the entire risk of any loss, theft, damages to, or destruction of, any of the Collateral from any cause whatsoever.
     (b) Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as a loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide that coverage may not be canceled or altered by the insurer except upon thirty (30) days prior written notice to Secured Party. Debtor appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtor’s attorney-in-fact unless Debtor is in default. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the indebtedness.
5. REPORTS.
     (a) Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any change in the state of its incorporation or registration, (iii) any relocation of its chief executive offices, (iv) any relocation of any of the Collateral, (v) any of the Collateral being lost, stolen, missing, destroyed, materially damages or worn out, or (vi) any lien, claim or encumbrance other than Permitted Liens attaching in or being made against any of the Collateral.
     (b) Debtor will deliver to Secured Party Debtor’s complete and financial statements, certified by a recognized firm of certified public accountants, within ninety (90) days of the close of each fiscal year of Debtor. If Secured Party requests, Debtor will deliver to Secured Party copies of Debtor’s quarterly financial reports certified by Debtor’s chief financial officer, within ninety (90) days after the close of each of Debtor’s fiscal quarter. Debtor will deliver to Secured Party copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission.
6. FURTHER ASSURANCES.
     (a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitations, Uniform

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Commercial Code financing statements) and shall do such other acts and things as Secured Party may at any time request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement.

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Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord waivers, lessor waivers, mortgagee waivers, or control agreement, and similar documents as may be from time to time requested by, and in form and substance satisfactory to, Secured Party.
     (b) Debtor authorizes Secured Party to file a financing statement and amendments thereto describing the Collateral and containing any other information required by the applicable Uniform Commercial Code. Debtor irrevocably grants to Secured Party the power to sign Debtor’s name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral; this power is coupled with Secured Party’s interest in the Collateral. Debtor shall, if any, certificate showing the lien of this Agreement with respect to the Collateral. Debtor ratifies its prior authorization for Secured Party to file financing statements and amendments thereto describing the Collateral and containing any other information required by the Uniform Commercial Code if filed prior to the date hereof.
     (c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against all claims, actions and suits (including, without limitation, related attorneys’ fees) of any kind whatsoever arising, directly or indirectly, in connection with any of the Collateral.
7. DEFAULT AND REMEDIES.
     (a) Debtor shall be in default under this Agreement and each of the other Debt Documents if:
          (i) Debtor breaches its obligations to pay when due any installment or other amount due or coming due under any of the Debt Documents;
          (ii) Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;
          (iii) Debtor breaches any of its insurance obligations under Section 4;
          (iv) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;
          (v) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise connection with any of the indebtedness shall be false or misleading in any material respect;
          (vi) Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;
          (vii) Debtor breaches or is in default under any other agreement between Debtor and Secured Party;
          (viii) Debtor or any guarantor or other obligor for any of the indebtedness (collectively “Guarantor”) dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

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          (ix) If Debtor or any Guarantor is a natural person, Debtor or any such Guarantor dies or becomes incompetent;
          (x) A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;
          (xi) Debtor or any Guarantor file a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within forty-five (45) days; or
          (xii) Debtor’s improper filing of an amendment or termination statement relating to a filed financing statement describing the Collateral.
     (b) If Debtor is in default, the Secured Party, at its option, may declare any or all of the indebtedness to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The accelerated and liabilities shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.
     (c) After default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral or make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designed by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor’s premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.
     (d) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation attorneys’, appraisers’, and auctioneers’ fees; second, to discharge the obligations then in default; third, to discharge any other indebtedness of Debtor to Secured party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling lien and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.
     (e) Debtor agrees to pay all reasonable attorneys’ fees and other costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party’s rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute indebtedness.
     (f) Secured Party’s rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A

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waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.
     (g) DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY

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RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
8. MISCELLANEOUS.
     (a) This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor agrees not to assert against any such assignee, or assignee’s assigns, any defense, set off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee.
     (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party) and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term “business day” shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.
     (c) Secured party may correct patent errors and fill in all blanks in this Agreement or in any Collateral Schedule consistent with the agreement of the parties.
     (d) Time is of the essence of this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the “Debtor” and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.
     (e) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter. THIS AGREEMENT AND ITS COLLATERAL SCHEDULES SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement.
     (f) This Agreement shall continue in full force and effect until all of the indebtedness has been indefeasibly paid in full to Secured Party or its assignee. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the indebtedness shall not affect the right of Secured Party to retain the Collateral for such other indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the indebtedness (all as though such payment had never been made).
     (g) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT.

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     IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY:		DEBTOR:

General Electric Capital Corporation		Engeneos, Inc.

By:	/s/	By:	/s/

Name:	John Edel	Name:	Frank Lee
Title:	SVP	Title:	CEO & President

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AMENDMENT
     THIS AMENDMENT is made as of the 14th day of February, 2002, between General Electric Capital Corporation (“Secured Party”) and Engeneos, Inc. (“Debtor”) in connection with that certain Master Security Agreement, dated as of February 14, 2002 (“Agreement”). The terms of this Amendment are hereby incorporated into the Agreement as though fully set forth therein. Section references below refer to the section numbers of the Agreement. The Agreement is hereby amended as follows:
     2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.
     Subsection (a) is hereby amended and replaced with the following:
“Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations; except when failure would not have a material adverse effect on Company’s business and operations.”
     Subsection (b) is hereby amended and replaced with the following:
“Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing, excluding the Warrant, are called the “Debt Documents”);”
     Subsection (f) is hereby amended and replaced with the following:
“As of the date of this Agreement, there are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened.”
     Subsection (g) is hereby amended and replaced with the following:
“All annual financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance

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with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtors financial condition; All quarterly financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent quarterly financial statement, there has been no material adverse change in Debtors financial condition except for footnotes and disclosures or as otherwise noted.”
     3 COLLATERAL.
     Subsection (d) is hereby amended and replaced with the following:
“Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, all reasonable costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.”
     5 REPORTS.
     Subsection (b) is hereby amended and replaced with the following:
“Debtor will deliver to Secured Party Debtor’s complete financial statements, certified by a recognized firm of certified public accountants, as soon as available but in any event not later than one hundred twenty (120) days of the close of each fiscal year of Debtor. If Secured Party requests, Debtor will deliver to Secured Party copies of Debtor’s quarterly financial reports certified by Debtor’s chief financial officer, within ninety (90) days after the close of each of Debtor’s fiscal quarter. If Secured Party requests, Debtor will deliver to Secured Party copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission.”
     6 FURTHER ASSURANCES.

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     Subsection (B) is hereby amended and replaced with the following:
“Debtor authorizes Secured Party to file a financing statement and amendments thereto describing the Collateral and containing any other information required by the applicable Uniform Commercial Code. Debtor irrevocably grants to Secured Party the power to sign Debtor’s name and generally to act on behalf of Debtor solely to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the collateral; this power is coupled with Secured Party’s interest in the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain and promptly deliver to Secured Party such certificate showing the lien of this Agreement with respect to the Collateral. Debtor ratifies its prior authorization for Secured Party to file financing statements and amendments thereto describing the Collateral and containing any other information required by the Uniform Commercial Code if filed prior to the date hereof.”
     7 DEFAULT AND REMEDIES.
     Subsection (a)(iii) is hereby amended and replaced with the following:
“Debtor breaches any of its insurance obligations under Section 4 and such breach could result in a reduction or termination of coverage in any material respect;”
     Subsection (a)(iv) is hereby amended and replaced with the following:
“Debtor breaches any of its other material obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;”
     Subsection (a)(v) is hereby amended and replaced with the following:
“Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise connection with any of the Indebtedness shall be false or misleading in any material respect at the time made;”
     Subsection (a)(vii) is hereby deleted in its entirety and the remaining subsections are correctly renumbered.
     Subsection (a)(v) (renumbered) is hereby amended and replaced with the following:

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     “Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within sixty (60) days; or”
     Subsection (c) is hereby amended and replaced with the following:
“After default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) with or without legal process, peacefully enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (ii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iii) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor’s premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least ten (10) days prior to such action.”
     TERMS USED, BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT. IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THE AGREEMENT AND THIS AMENDMENT, THEN THIS AMENDMENT SHALL CONTROL.
     IN WITNESS WHEREOF, the parties hereto have executed this Amendment simultaneously with the Agreement by signature of their respective authorized representative set forth below.

General Electric Capital Corporation		Engeneos, Inc.

By:	/s/	By:	/s/

Name:	John Edel	Name:	Frank Lee
Title:	SVP	Title:	CEO & President

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*LOAN3003*
CERTIFIED COPY OF RESOLUTION OF BOARD OF DIRECTORS
The undersigned hereby certifies: (i) that he/she is the Secretary of Compound Therapeutics, Inc., a Delaware corporation; (ii) that the following is a true, accurate and complete transcript of resolutions duly adopted at a meeting of the Board of Directors of said Corporation duly held on the 25th day of October, 2003, at which a quorum was present, and that the proceedings were in accordance with the Articles and by-laws of said Corporation; and (iii) that said resolutions have not been amended or revoked, and are in full force and effect:
“RESOLVED, that each of the officers of this Corporation, whose name appears below, or the duly elected or appointed successor in office of any or all of them, be and hereby is authorized and empowered in the name and on behalf of this Corporation to borrow from General Electric Capital Corporation or its successors and assigns (hereinafter referred to as “Secured Party”) from time to time, such sum or sums of money as in the judgment of such officer or officers the Corporation may require and to execute on behalf of the Corporation and to deliver to Secured Party in the form required by Secured Party a promissory note or notes of this Corporation evidencing the amount or amounts borrowed or any renewals and/or extensions thereof, such note or notes to bear such rate of interest and be payable in such installments and on such terms and conditions as such officer may agree to by his signature thereon.
FURTHER RESOLVED, that any of the aforesaid officers, or his duly elected or appointed successor in office, be and hereby is authorized and empowered to do any acts, including, but not limited to, the mortgage, pledge, or hypothecation from time to time with Secured Party of any or all the assets of this Corporation to secure such loan or loans and any other indebtedness or obligations, now existing or hereafter arising, of this Corporation to Secured Party, and to execute in the name of and on behalf of this Corporation, any chattel mortgages, notes, security agreements, financing statements, renewal, extension or consolidation agreements, and any other instruments or agreements deemed necessary or proper by Secured Party in respect of the collateral securing any indebtedness of this Corporation, and to affix the seal of this Corporation to any mortgage, pledge, or other such instrument if so required or requested by Secured Party.
FURTHER RESOLVED, that each said officer of this Corporation is hereby authorized to do and perform all other acts and deeds that may be requisite or necessary to carry fully into effect the foregoing resolutions.
FURTHER RESOLVED, that the officers referred to in the foregoing resolutions, their names and signatures are as follows:

NAME	TITLE	SIGNATURE
Frank Lee	President	/s/
FURTHER RESOLVED, that Secured Party is authorized to rely upon the aforesaid resolutions until receipt by it of written notice of any change, which changes of whatever nature shall not be effective as to Secured Party to the extent that it has theretofore relied upon the aforesaid resolutions in the above form.”
     IN WITNESS WHEREOF, I have set my hand and affixed the seal of said Corporation this ___ day of                     . ___.

H&D Comments 12/10/03

/s/ Secretary

(CORPORATE SEAL)

H&D Comments 12/10/03
PROMISSORY NOTE
Oct. 30, 2003
(Date)
FOR VALUE RECEIVED, Compound Therapeutics, Inc. a corporation located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of General Electric Capital Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 401 Merritt 7, Suite 23, Norwalk, CT 06856 or at any other place as Payee or the holder hereof may designate, the principal sum of Five Hundred Eighty-Five Thousand Two Hundred Sixty-Eight—24/100 Dollars ($585,268.24), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of Nine and Forty Hundredths percent (9.40%) per annum, to be paid in lawful money of the United States, in Forty Eight (48) consecutive monthly installments of principal and interest as follows:

Periodic
Installment	Amount
Forty-Seven (47)	$14,561.77
each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on 11/1/03 and the following Periodic Installments and the final installment shall be due and payable on the same day of each succeeding month (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.
The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.
The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.
This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a “Security Agreement”).
Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any material term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

H&D Comments 12/10/03
In the event Maker (a) sells, leases, exchange or transfers all or substantial all of the property, assets or business of Maker or, (b) is involved with an initial public offering of its shares or (c) is a party to any merger or consolidation, then Maker may prepay in full, but not in part, its entire indebtedness hereunder upon payment of the entire indebtedness plus an additional sum as a premium equal to the following percentages of the original principal balance for the indicated period:
Prior to the first annual anniversary date of this Note: Not Applicable.
Thereafter and prior to the second annual anniversary day of this Note: five percent (5%)
Thereafter and prior to the third annual anniversary date of this Note: four percent (4%)
Thereafter and prior to the fourth annual anniversary date of this Note: three percent (3%) and zero percent (0%) thereafter, plus all other sums due hereunder or under any Security Agreement.
It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.
The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.

H&D Comments 12/10/03
THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.
No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.
Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Compound Therapeutics, Inc.

/s/	By:	/s/

(Witness)
Lisa Alberta	Name:	Frank Lee

(Print name)
1365 Main Street, Waltham, MA 02451	Title:	President & CEO

(Address)

Federal Tax ID #: 043714189

Address: 1365 Main Street, Waltham, MA 02451

H&D Comments 12/10/03
*LOAN3009*
COLLATERAL SCHEDULE NO. 001
     THIS COLLATERAL SCHEDULE NO. 001 is annexed to and made a part of that certain Master Security Agreement dated as of February 14, 2002 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and Compound Therapeutics, Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated 10/30/03 in the original principal amount of $585,268.24.

Quantity	Manufacturer	Serial Number	Year/Model and Type of Equipment

see exhibit a attached hereto and made a part hereof
and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.
Debtor is and will remain in full compliance with all laws and regulations applicable to it including, without limitation, (i) ensuring that no person who owns a controlling interest in or otherwise controls Debtor is or shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (ii) compliance with all applicable Bank Secrecy Act (“BSA”) laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.

SECURED PARTY:		DEBTOR:

General Electric Capital Corporation		Compound Therapeutics, Inc.

By:	/s/	By:	/s/

Name:	Diane Hernandez	Name:	Frank Lee
Title:	Senior Vice President	Title:	President & CEO
Date:		Date:	October 30, 2003

H&D Comments 12/10/03
*LOAN3007*
Date: October 30, 2003
General Electric Capital Corporation
401 Merritt 7 Suite 23
Norwalk, CT 06851-1177
Gentlemen:
     You are hereby irrevocably authorized and directed to deliver and apply the proceeds of your loan to the undersigned evidenced by that Note dated 10/30/03 and secured by that Security Agreement or Chattel Mortgage dated February 14, 2002, as follows:

Compound Therapeutics, Inc.	$575,553.65
GE Capital Corporation	$152.82	(Interim Interest)
GE Capital Corporation	$9,561.77	(The balance of the Advance Payment, $5,000.00, will be taken from your Good Faith Deposit)
     This authorization and direction is given pursuant to the same authority authorizing the above-mentioned borrowing.

Very truly yours,

Compound Therapeutics, Inc.

By:	/s/
Name:	Frank Lee
Title:	President & CEO

H&D Comments 12/10/03
*LOAN3006*
ANNEX A
TO
COLLATERAL SCHEDULE NO. 001
TO MASTER SECURITY AGREEMENT
DATED AS OF February 14, 2002
CERTIFICATE OF DELIVERY/INSTALLATION
To: General Electric Capital Corporation (together with its successors and assigns, if any, “Secured Party”)
     Pursuant to the provisions of the above Collateral Schedule to the above Master Security Agreement and the related Promissory Note (collectively, the “Loan”), the undersigned (“Debtor”) hereby certifies and warrants that (a) all Equipment listed below has been delivered and installed (if applicable); (b) the Debtor has inspected the Equipment, and all such testing as it deems necessary has been performed by Debtor, Supplier or the manufacturer; (c) Debtor has found all such Equipment to be satisfactory and meets all applicable specifications and is fully operational for its intended use; and (d) the Equipment was first delivered to Debtor on 10/30/03 and copies of the Bill(s) of Lading or other documentation acceptable to Secured Party which show the date of delivery are attached hereto.

Number of Units	Manufacturer	Serial Number	Year/Model and Type of Equipment

see exhibit a attached hereto and made a part hereof

Compound Therapeutics, Inc.

By:	/s/
Name:	Frank Lee
Title:	President & CEO
Date:	October 30, 2003

H&D Comments 12/10/03
AMENDMENT NO. 3
     THIS AMENDMENT No. 3 is made as of the 16th day of December 2003, between General Electric Corporation (“Secured Party”) and Compound Therapeutics, Inc. (“Debtor”) in connection with that certain Master Security Agreement, dated as of February 14, 2002, as amended by Amendment dated as of February 14, 2002, and Amendment No. 2 dated as of September 25, 2003 (“Agreement”)). The terms of this Amendment No. 3 are hereby incorporated into the Agreement as though fully set forth therein. Section references below refer to the section numbers of the Agreement. The Agreement is hereby amended as follows:
     2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.
     Subsection (l) is hereby added to and made a part of the Agreement and reads as follows:
“(l) In the event the Collateral described in Collateral Schedule No. 001 to the Agreement known as account number 4149768-001, is foreclosed upon and if the successful bidder is the Debtor, then Debtor hereby and herewith agrees (i) that Debtor shall be deemed to have granted a security interest in the Collateral to Secured Party as of the date hereof and the same shall be deemed part of the collateral as defined in the Agreement, and (ii) to execute any documentation reasonably required by Secured Party to properly perfect and document Secured Party’s security interest in the Collateral. Notwithstanding anything to the contrary in the Master Security Agreement, in the event that the Debtor sells any portion of the Collateral under such Collateral Schedule No. 001 in a commercially reasonable manner, then Secured Party will be deemed to have released its lien therein if the proceeds of such sale (net of reasonable expenses of sale) are delivered to the Secured Party for payment on the Note dated December ___, 2003”
     TERMS USED, BUT NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT. IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THE AGREEMENT AND THIS AMENDMENT NO. 3, THEN THIS AMENDMENET NO. 3 SHALL CONTROL.
     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 simultaneously with the Agreement by signature of their respective authorized representative set forth below.

General Electric Capital Corporation		Compound Therapeutics, Inc.

By:	/s/	By:	/s/

Name:	John Edel	Name:	Frank Lee
Title:	SVP	Title:	President & CEO

H&D Comments 12/10/03
PROMISSORY NOTE
Dec. 16, 2003
 (Date)
FOR VALUE RECEIVED, Compound Therapeutics, Inc. a corporation located at the address stated below (“Maker”) promises, jointly and severally if more than one, to pay to the order of General Electric Capital Corporation or any subsequent holder hereof (each, a “Payee”) at its office located at 401 Merritt 7, Suite 23, Norwalk, CT 06856 or at such other place as Payee or the holder hereof may designate, the principal sum of Five Hundred Thousand—00/100 Dollars ($500,000.00), with interest on the unpaid principal balance, from the date hereof through and including the dates of payment, at a fixed interest rate of Nine and Sixteen Hundredths percent (9.16%) per annum, to be paid in lawful money of the United States, in Sixty (60) consecutive monthly installments of principal and interest as follows:

Periodic
Installment	Amount
One (1)	$1,908.33
Eleven (11)	$3,816.67
Forty-Seven (47)	$12,480.54
each (“Periodic Installment”) and a final installment which shall be in the amount of the total outstanding principal and interest. The first Periodic Installment shall be due and payable on 1/1/04 and the following Periodic Installments and the final installment shall be due on the same day of each succeeding month (each, a “Payment Date”). Such installments have been calculated on the basis of a 360 day year of twelve 30-day months. Each payment may, at the option of the Payee, be calculated and applied on an assumption that such payment would be made on its due date.
The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee’s right to receive payment in full at such time or at any prior or subsequent time.
The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.
This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a “Security Agreement”).
Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) business days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) business days after the same becomes due and payable; or (ii) there is a material default under the Security Agreement which continues uncured after twenty (20) business days’ notice, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by

H&D Comments 12/10/03
applicable law from the date of such accelerated maturity until paid (both before and after any judgment).
Maker may prepay in full, or in part, its entire indebtedness hereunder upon payment of the entire indebtedness.
It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.
The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an “Obligor”) who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee’s actual attorneys’ fees.
THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE
SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY

H&D Comments 12/10/03
SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.
No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.
Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

Compound Therapeutics, Inc.

	By:	/s/

(Witness)
	Name:	Frank Lee

(Print name)
	Title:	President & CEO

(Address)

Federal Tax ID #: 043714189

Address: 1365 Main Street, Waltham, MA 02451

H&D Comments 12/10/03
COLLATERAL SCHEDULE NO. 001
THIS COLLATERAL SCHEDULE NO. 001 is annexed to and made a part of that certain Master Security Agreement dated as of February 14, 2002 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and Engeneos, Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated                      in the original principal amount of $164,378.80.

Quantity	Manufacturer	Serial Number	Year/Model and Type of Equipment

see exhibit a attached hereto and made a part hereof.

SECURED PARTY:		DEBTOR:

General Electric Capital Corporation		Compound Therapeutics, Inc.

By:	/s/	By:	/s/

Name:	John Edel	Name:	Frank Lee
Title:	SVP	Title:	President & CEO
Date:		Date:

H&D Comments 12/10/03
*LOAN3007*
Date: December 16, 2003
General Electric Capital Corporation
401 Merritt 7 Suite 23
Norwalk, CT 06851-1177
Gentlemen:
     You are hereby irrevocably authorized and directed to deliver and apply the proceeds of your loan to the undersigned evidenced by that Note dated                      and secured by that Security Agreement or Chattel Mortgage dated February 14, 2002, as follows:

Compound Therapeutics, Inc.	$498,091.67	**
GE Capital Corp.	$1,908.33	First Interest Only Payment
     This authorization and direction is given pursuant to the same authority authorizing the above-mentioned borrowing.

Very truly yours,

Compound Therapeutics, Inc.

By:	/s/
Name:	Frank Lee
Title:	CEO

**	Amounts to be disbursed to Compound Therapeutics should be wired per the wire instructions attached hereto.

H&D Comments 12/10/03
          ASSIGNMENT AGREEMENT made as of this ___ day of December, 2003 (the “Assignment Agreement”) between General Electric Capital Corporation (“GE Capital”), with offices at 401 Merritt 7, Norwalk, CT 06856 and Compound Therapeutics Inc. (“Compound”) with offices at 1365 Main Street, Waltham, MA 02451.
W I T N E S S E T H :
          WHEREAS, on April 30, 2003 (the “Filing Date”), Phylos, Inc. (the “Debtor”) filed its Chapter 11 Petition with the U.S. Bankruptcy Court, District of Delaware (the “Court”), Docket No. 03-11303 (the “Bankruptcy Case”);
          WHEREAS, pursuant to two (2) Orders of the Court, each dated December 4, 2003 (the “Sale Orders”), the Debtor was authorized to enter into an agreement with Compound, whereby Compound would acquire the Debtor’s intellectual property assets and certain equipment assets (collectively the “Acquired Assets”) for $4,000,000.00;
          WHEREAS, GE Capital has agreed to finance part of the purchase price for the Acquired Assets and sell GE Capital’s Assigned Interest (defined below) as follows: (a) GE Capital will loan Compound $500,000.00 and Compound shall execute a term note in the amount of $500,000.00 in favor of GE Capital (“Term Loan”), to be secured by certain collateral which shall be defined and documented in separate transaction documents; and (b) GE Capital shall, through this Assignment Agreement, transfer to Compound its Assigned Interest, including its Proof of Claim (defined below), as well as any and all claims it has against the Debtor in

H&D Comments 12/10/03
exchange for certain Series A preferred stock in Compound to be issued to GE Capital in connection herewith;

H&D Comments 12/10/03
          WHEREAS, GE Capital and the Debtor entered into a certain Master Loan and Security Agreement, dated November 28, 2001 (the “Master Loan Agreement”), and, pursuant thereto and in connection therewith, the Debtor executed and delivered to GE Capital three (3) promissory notes (the “Notes”) in the original principal amounts of $1,491,168.81, $276,229.63 and $241,261.04 respectively on December 4, 2001, June 20, 2002 and October 29, 2002, together with three (3) collateral schedules (nos. 4127175-001, 002 and 003)(the “Collateral Schedules”) describing the assets in which GE Capital maintains a security interest (the Master Loan Agreement, Notes and Collateral Schedules, as amended an in effect, collectively referred to as the “Loan Documents”).
          WHEREAS, GE Capital filed with the Secretary of State of the State of Delaware UCC-1 financing statements (the “Financing Statements”) naming the Debtor as debtor and GE Capital as secured party, perfecting GE Capital’s security interest in the assets detailed on the Collateral Schedules (the “GE Equipment”);
          WHEREAS, on November 18, 2003, GE Capital caused to be filed the Amended Proof of Claim in the Bankruptcy Proceeding, whereby it asserted a claim against the Debtor in the amount of $1,463,202.80 for outstanding principal and interest due as of the Filing Date (the “Proof of Claim”);
          WHEREAS, GE Capital and Compound have received oral confirmation that an Order of the Court has been approved (the “Stay Relief Order”), pursuant to which the automatic stay with respect to the Debtor’s Bankruptcy Proceeding was modified to allow GE Capital to recover, take possession and/or dispose of the GE Equipment;
          WHEREAS, GE Capital is desirous of selling and Compound is desirous of purchasing GE’s Assigned Interest in the Bankruptcy Proceeding, together with any and all of GE Capital’s other rights under the Loan Documents against the Debtor;

H&D Comments 12/10/03
          NOW THEREFORE, it is hereby AGREED by and between GE Capital and Compound as follows:
          1. Recitals. The foregoing recitals are incorporated herein by reference and made a part hereof;
          2. Assignment. GE Capital hereby assigns to Compound all of GE Capital’s right, title and interest in and to all claims of GE Capital against the Debtor, including such claims and obligations evidenced by the Proof of Claim or otherwise arising under the Loan Documents, together with all right, title and interest of GE Capital under and in connection with the Loan Documents and in and to any collateral securing the payment and performance of such claims, obligations and Loan Documents (collectively, the “Assigned Interest”). The foregoing assignment of the Assigned Interest shall be effective upon the receipt by GE Capital of the Shares (defined below), certified copies of director and, to the extent required, shareholder resolutions of Compound authorizing this transaction; certified copy of the filed Amendment to the Restated Certificate of Incorporation of Compound, and executed copies of the following documents (the “Ancillary Documents”):
          (i) Second Amendment to the Investors Rights Agreement
          (ii) First Amendment to the Stockholders’ Voting Agreement
          (iii) First Amendment to the Right of First Refusal Agreement
          (iv) Waiver of Rights Pursuant to Section 3.1 of the Investor Rights Agreement
          3. Purchase Price. As consideration for the assignment of the Assigned Interest and for any and all other consideration provided by GE Capital in connection with Compound’s acquisition of the Acquired Assets, and subject to the effectiveness of the assignment described in Section 2 above, Compound shall cause to be delivered to GE Capital,

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1,600,000 shares of Series “A” Convertible Preferred Stock of Compound (the “Shares”). Upon the effectiveness hereof, Compound shall issue and deliver to GE Capital, stock certificates evidencing GE Capital’s ownership of the Shares.
          4. Representations and Warranties of GE Capital. GE Capital represents and warrants to Compound as follows:
               A. The Seller is the legal and beneficial owner of 100 % of the Assigned Interest, free and clear of any adverse claim or encumbrance (collectively “Liens”) and, except as provided for in this Assignment Agreement, the Assigned Interest is not subject to any prior sale, transfer, assignment or participation by such Lender or any agreement to assign, convey, transfer or participate, in whole or in part, and upon the effectiveness of the transactions contemplated hereby, and the filing of appropriate notice of transfer documents with the Bankruptcy Court in accordance with Bankruptcy Rule of Procedure 3001(e), Compound will own and have good legal and beneficial title to the Proof of Claim, free and clear of all Liens;
               B. (i) The Proof of Claim reflects the principal and interest outstanding under the Notes, exclusive of late charges, costs, attorneys’ fees and any and all other fees and penalties provided for in the Loan Documents, as of the Filing Date, (ii) no less than the principal balance of the amount set forth in the Proof of Claim was justly due and owing from the Debtor to GE Capital as of the Filing Date, (iii) such amount remains unpaid and outstanding as of the date hereof, (iv) the Proof of Claim has not been revoked, withdrawn, amended or modified and no right thereunder has been waived, all statements in such Proof of Claim are true and correct as of the date hereof, and no objections have been filed or threatened in writing with respect to the Assigned Interest, and (v) the Proof of Claim was filed prior to any bar date which may have been established by the Bankruptcy Court for filing such proofs of claim;

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               C. GE Capital has not received any notice that (i) any payment or other transfer made to or for the account of GE Capital from or on account of any Assigned Interest is or may be void or voidable as an actual or constructive fraudulent transfer or as a preferential transfer or (ii) the Assigned Interest, or any portion thereof, is void, voidable, unenforceable or subject to any claim, counterclaim, setoff, defense, encumbrance, action, litigation or defect;
               D. True, correct and complete copies of the Master Loan Agreement, the Notes, the Collateral Schedules, the Proof of Claim and the Financing Statements, as amended and in effect on the date hereof, are attached hereto as Exhibits A, B, C, D and E, respectively;
               E. The amounts due and owing by the Debtor to GE Capital under the Assigned Interest is secured by a valid and duly perfected security interest in GE Equipment;
               F. It has full power and authority and has taken all action necessary to execute and deliver all the documents contemplated by this Assignment Agreement, the Term Loan and to fulfill its obligations under, and to consummate the transactions contemplated by, the Assignment Agreement and, to its knowledge, no governmental authorizations or other authorizations are required in connection with the GE Capital’s performance hereunder, and the Assignment Agreement constitutes a legal, valid and binding obligation of GE Capital; and
               G. That it (i) is a sophisticated party with respect to this transaction, has adequate information concerning the business and financial condition of Compound and the Debtor and all other credit parties to make an informed decision regarding the sale of the Assigned Interest; (ii) has independently and without reliance upon anyone and based on such information it deems appropriate made its own analysis and decision to enter into this Assignment Agreement;

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               H. Investment Representations. GE Capital further represents and warrants to Compound as follows:
          (i). That it is acquiring the Shares, and the shares of Common Stock into which the Shares may be converted, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Assignment Agreement, GE Capital has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. GE Capital is an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”).
          (ii). GE Capital has full power and authority to enter into and to perform this Assignment Agreement and the transactions contemplated hereby, including, without limitation, the acquisition of the Shares. GE Capital has not been organized, reorganized or recapitalized specifically for the purpose of investing in Compound.
          (iii). GE Capital has carefully reviewed the representations concerning Compound contained in this Assignment Agreement, and has made detailed inquiry concerning Compound, its business and its personnel; the officers of Compound have made available to GE Capital any and all written information which it has requested and have answered to GE Capital’s satisfaction all inquiries made by GE Capital; and GE Capital has sufficient knowledge and experience in finance and business that it is capable of evaluating the risks and merits of its investment in Compound and GE Capital is able financially to bear the risks thereof.
          I. The maximum liability of GE Capital to Compound in respect of breaches of any representation or warranty shall not exceed, in the aggregate, an amount equal to (i) the Shortfall (as defined below in Section 8) reduced by (ii) any amount paid on account of the disallowance of any claim under Section 8.

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          5. Transfer of Shares.
          A. Restricted Shares. “Restricted Shares” means (i) the Shares, (ii) the shares of Common Stock issued or issuable upon conversion of the Shares, (iii) any shares of capital stock of Compound acquired by GE Capital pursuant to the Investor Rights Agreement dated as of March 31, 2003, as amended by First Amendment dated as of September 25, 2003 and Second Amendment dated as of December ___, 2003, by and among Compound, GE Capital and the other individuals and entities listed on the signature pages thereto, or the Right of First Refusal and Co-Sale Agreement dated as of March 31, 2003, as amended by First Amendment dated as of December ___, 2003, by and among Compound, GE Capital and the other persons and entities listed on the signature pages thereto, and (iv) any other shares of capital stock of Compound issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Restricted Shares shall cease to be Restricted Shares (x) upon any sale pursuant to a registration statement under the Securities Act, Section 4(1) of the Securities Act or Rule 144 under the Securities Act or (y) at such time as they become eligible for sale under Rule 144(k) under the Securities Act.
          B. Requirements for Transfer.
          (i). Restricted Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) Compound first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to Compound, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.
          (ii). Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by GE Capital to an Affiliated Party (as such term is defined below) of GE Capital, (ii) a transfer by GE Capital to any shareholder or parent entity or any, direct or

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indirect, wholly-owned subsidiary of GE Capital; provided that the transferee in each case agrees in writing to be subject to the terms of this Section 5 to the same extent as if it were GE Capital, or (iii) a transfer made in accordance with Rule 144 under the Securities Act. “Affiliated Party” shall mean any person or entity which, directly or indirectly, controls, is controlled by or is under common control with GE Capital.
          (iii). Each certificate representing Restricted Shares shall bear a legend substantially in the following form:
“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.”
     The foregoing legend shall be removed from the certificates representing any Restricted Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.
          (iv). Compound shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the written request of GE Capital, provide in writing to GE Capital and to any prospective transferee of any Restricted Shares of GE Capital the information concerning Compound described in Rule 144A(d)(4) under the Securities Act (“Rule 144A Information”). Compound also shall, upon the written request of GE Capital, cooperate with and assist GE Capital or any member of the National Association of Securities Dealers, Inc. PORTAL system in applying to designate and thereafter maintain the eligibility of the Restricted Shares for trading through PORTAL. Compound’s obligations under this Section 5B.(iv) shall at all times be contingent upon receipt from the prospective transferee of Restricted Shares of a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from

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disclosure to anyone other than persons who will assist such transferee in evaluating the purchase of any Restricted Shares.
     6. Representations and Warranties of Compound. Compound represents and warrants to GE Capital as follows:
          A. It has complied with all conditions, and obtained all necessary consents, to the issuance of the Shares;
          B. It has determined to bid for the Acquired Assets on its own without any representation, warranty or promise from GE Capital, except as set forth herein;
          C. It has full power and authority and has taken all action necessary to execute and deliver all the documents contemplated by this Assignment Agreement, the Term Loan and to fulfill its obligations under, and to consummate the transactions contemplated by, the Assignment Agreement and no governmental authorizations or other authorizations are required in connection therewith, and the Assignment Agreement constitutes a legal, valid and binding obligation of Compound;
          D. It is (i) a sophisticated party with respect to the purchase of the Assigned Interest, has adequate information concerning the business and financial condition of the Debtor to make an informed decision regarding the purchase of such Assigned Interest and to acquire the Acquired Assets, (ii) has independently and without reliance upon anyone and based upon such information as it deems appropriate, made its own analysis and decision to enter into this Assignment Agreement; and
          E. Compound (i) acknowledges that GE Capital may be relying in part on certain representations and warranties by Compound set forth in Section 3 of that certain Series

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A Convertible Preferred Stock Purchase Agreement, dated as of March 31, 2003 (the “Purchase Agreement”); (ii) represents and warrants that the representations and warranties set forth in Sections 3.2, 3.3(b)-(e) and 3.7 through 3.21 of the Purchase Agreement were true as of March 31, 2003 (except to the extent that such representations and warranties were made as of a specific date, and as to such representations and warranties, the same were true as of such specified date); and (iii) to the knowledge of Compound, there has not been since March 31, 2003 any change in the representations and warranties which would reasonably be expected to have a material adverse effect on the business, assets or condition (financial or otherwise) (a “Material Adverse Effect”) of Compound.
     F. Compound further represents and warrants as follows: (i) Compound is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Assignment Agreement and to carry out the transactions contemplated by this Assignment Agreement. Compound is duly qualified to do business as a foreign corporation and is in good standing in the Commonwealth of Massachusetts and in every other jurisdiction in which the failure so to qualify would have a Material Adverse Effect on Compound. Compound has furnished to GE Capital a complete and accurate copy of its Restated Certificate of Incorporation, as amended and presently in effect; (ii) the authorized capital stock of Compound (immediately prior to the closing of the transactions contemplated by this Assignment Agreement) consists of (a) 30,000,000 shares of Common Stock, $.001 par value per share, of which 5,300,000 shares are issued and outstanding, and (b) 17,733,336 shares of Series A Convertible Preferred Stock, of which 8,666,672 shares are issued or outstanding; (iii) the issuance of the Shares in accordance with this Assignment Agreement, and the issuance of the shares of Common Stock issuable upon

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conversion of the Shares, have been, or will be on or prior to the closing of the transactions contemplated by this Assignment Agreement, duly authorized by all necessary corporate action on the part of Compound, and all such shares have been duly reserved for issuance; the Shares when so issued in accordance with the provisions of this Assignment Agreement, and the shares of Common Stock issuable upon conversion of the Shares, when issued upon such conversion, will be duly and validly issued, fully paid and nonassessable, free of any preemptive rights under applicable law or its Restated Certificate of Incorporation, as amended, or similar rights pursuant to any agreement to which Compound is a party, and free of any restriction on transfer, except pursuant to the Investors Rights Agreement, as amended, Stockholders’ Voting Agreement, as amended, and the Right of First Refusal Agreement, as amended, and applicable federal and state securities laws. The rights, privileges and preferences of the Series A Convertible Preferred Stock will be as stated in the Restated Certificate of Incorporation, as amended; (iv) the execution, delivery and performance by Compound of this Assignment Agreement, and the consummation by Compound of the transactions contemplated hereby, have been duly authorized by all necessary corporate action; this Assignment Agreement has been duly executed and delivered by Compound and constitutes a valid and binding obligation of Compound enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies; the execution and delivery of this Assignment Agreement, the consummation of the transactions contemplated hereby and the compliance with its provisions by Compound will not (a) conflict with or violate any provision of the Restated Certificate of Incorporation of Compound, (b) require on the part of Compound any filing with, or any permit, order, authorization, consent or approval of, any

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court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (each, a “Governmental Entity”), (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, any mortgage, pledge, security interest, encumbrance, charge, or other lien (whether arising by contract or by operation of law) (a “Security Interest”) or other arrangement to which Compound is a party or by which Compound is bound or to which its assets are subject, other than any of the foregoing events listed in this clause (c) which do not and will not, individually or in the aggregate, have a Material Adverse Effect, (d) result in the imposition of any Security Interest upon any assets of Compound or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Compound or any of its properties or assets; (v) no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Entity is required on the part of Compound in connection with the issuance of the Shares, the issuance of the shares of Common Stock issuable upon conversion of the Shares or in connection with the closing of the transactions contemplated hereby, except such filings as shall have been made prior to and shall be effective on and as of the closing of the transactions contemplated hereby and such filings required to be made after such closing under applicable federal and state securities laws, and will be made by Compound in accordance with such laws; and (vi) based on the representations made by GE Capital in this Assignment Agreement, the issuance of the Shares will be in compliance with applicable federal and state securities laws.

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     G. The maximum liability of Compound to GE Capital in respect of breaches of any such representations or warranties, shall not exceed in the aggregate, $1,000,000.
          7. Further Documents. GE Capital and Compound agree to execute the Notice of Assignment of Claim annexed hereto as Exhibit “F” and each agree to further execute any of the documents, and take such further actions, as the other may reasonably require to effectuate the terms of this Assignment Agreement and to cooperate and assist in enforcing the Assigned Interest. GE Capital hereby waives any notice requirement imposed by Rule 3001 of the Federal Rules of Bankruptcy Procedure and any applicable local bankruptcy rules, and consents to the substitution of Compound for GE Capital for all purposes in the Bankruptcy Case, including, without limitation, for purposes of voting and receipt of distributions with respect to the Assigned Interest. The Notice of Assignment of Claim attached to this Assignment Agreement and incorporated herein by reference may be filed by Compound with the Bankruptcy Court as evidence of the transfer. GE Capital hereby waives any objection to the transfer of the Assigned Interest, and stipulates and agrees that an order may be entered recognizing this Assignment Agreement as an unconditional assignment and Compound herein as the valid owner of the Assigned Interest. GE Capital grants unto Compound full authority to do all things reasonably necessary to enforce the Assigned Interest and GE Capital’s rights thereunder pursuant to this Assignment Agreement, including the exercise of voting or similar rights with respect to the Assigned Interest.
     8. Challenge To Assigned Interest. In the event that the Assigned Interest is disallowed in whole or in part by consent or by order of the Court, Compound agrees that GE Capital shall have no liability as long as the amount allowed is no less than $1,300,000. To the extent that the Assigned Interest is reduced to an amount less than such amount, then GE Capital shall be liable to Compound for damages in an amount equal to the difference between (a) what

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Compound would have received as a distribution in the Bankruptcy Proceeding had the Assigned Interest been allowed in the amount of $1,300,000; and (b) the amount Compound actually received as a distribution in the Bankruptcy Proceeding on its allowed claim (this difference, the “Shortfall”). Compound shall have no authority to consent to the reduction below $1,300,000 of the Assigned Interest without GE Capital’s specific written consent (which shall not be unreasonably withheld) unless with respect to such proposed reduced amount, Compound will not seek any damages from GE Capital. If any action, motion or other proceeding is undertaken by the Debtor, a trustee or any other party in interest to reduce, expunge, avoid, challenge or modify (a “Claim Reduction”) GE Capital’s Assigned Interest, then GE Capital shall be entitled to control all decisions with respect to a Claim Reduction (including the defense of any motion or adversary proceeding), in each case at GE Capital’s sole cost and expense, unless Compound agrees in writing not to seek any damages from GE Capital as a result of a Claim Reduction.
     9. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of GE Capital and Compound and their respective successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut, constitutes the full and complete agreement of the parties and may not be modified, except in a writing signed by all parties hereto. This Agreement may be executed by facsimile signature and in counterparts with the same force and effect as if executed in a single, integrated original document. GE Capital agrees that in the event GE Capital shall receive any payments or distributions or notices with respect to or relating to the Assigned Interest after the date hereof, GE Capital shall accept the same as Compound’s agent and shall hold the same in trust on behalf of and for the sole benefit of Compound, and shall promptly deliver the same forthwith to Compound in the same form received (free of any withholding, set-off, claim or deduction of any kind), within two (2) business days in the case of cash and within five (5) business days in the

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case of other property, which are in good deliverable form with the endorsement of GE Capital when necessary or appropriate. All representations and warranties contained herein shall survive the execution and delivery of this Assignment Agreement and the purchase and sale of the Assigned Interest and shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
     10. Indemnity. Compound hereby and herewith indemnifies GE Capital and holds it harmless (including reasonable legal fees) with respect to any action taken by Compound under the Loan Documents or with respect to the Assigned Interest from and after the date hereof. GE Capital hereby indemnifies and holds Compound harmless (including reasonable legal fees), from and against any claims or damages Compound may sustain as a result of any actions of GE Capital with respect to the Loan Documents or the Assigned Interest taken prior to the date hereof.
     11. Effectiveness. The effectiveness of this Assignment Agreement shall occur upon the execution and delivery by the parties of all documents with respect to the contemplated Term Loan and the issuance of the Shares including those specified in Section 2 hereof. If for any reason the Term Loan, this Assignment Agreement, the issuance of shares and the delivery of documents contemplated hereby do not occur on or before December 31, 2003, then, on written notice to the other, all the contemplated transactions may be declared null and void.

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     IN WITNESS WHEREOF, this Assignment Agreement has been executed and delivered as of the date first written above.

GENERAL ELECTRIC CAPITAL CORPORATION

By:

Its:

COMPOUND THERAPEUTICS INC.

By:

Its: